                                                                     Exhibit 16

                                   CGM TRUST
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of (i) the Registration Statement on Form N-14 of the Trust that is proposed to be filed in connection with the contemplated reorganization of CGM Capital Development Fund into CGM Focus Fund, a series of the Trust, and (ii) any and all amendments (including post-effective amendments) to such Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2008.

                                    /s/  Peter O. Brown
                                    -------------------------------------------
                                    Peter O. Brown

                                   CGM TRUST
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of (i) the Registration Statement on Form N-14 of the Trust that is proposed to be filed in connection with the contemplated reorganization of CGM Capital Development Fund into CGM Focus Fund, a series of the Trust, and (ii) any and all amendments (including post-effective amendments) to such Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2008.

                                    /s/  J. Baur Whittlesey
                                    -------------------------------------------
                                    J. Baur Whittlesey

                                   CGM TRUST
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of (i) the Registration Statement on Form N-14 of the Trust that is proposed to be filed in connection with the contemplated reorganization of CGM Capital Development Fund into CGM Focus Fund, a series of the Trust, and (ii) any and all amendments (including post-effective amendments) to such Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2008.

                                    /s/  James Van Dyke Quereau, Jr.
                                    -------------------------------------------
                                    James Van Dyke Quereau, Jr.

                                   CGM TRUST
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp and G. Kenneth Heebner, and each of them, with full powers of substitution, as his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable CGM Trust (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of (i) the Registration Statement on Form N-14 of the Trust that is proposed to be filed in connection with the contemplated reorganization of CGM Capital Development Fund into CGM Focus Fund, a series of the Trust, and (ii) any and all amendments (including post-effective amendments) to such Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. Either one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2008.

                                    /s/  Mark W. Holland
                                    -------------------------------------------
                                    Mark W. Holland

                                   CGM TRUST
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints G. Kenneth Heebner, with full powers of substitution, as his true and lawful attorney-in-fact and agent, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable CGM Trust (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of (i) the Registration Statement on Form N-14 of the Trust that is proposed to be filed in connection with the contemplated reorganization of CGM Capital Development Fund into CGM Focus Fund, a series of the Trust, and (ii) any and all amendments (including post-effective amendments) to such Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2008.

                                    /s/  Robert L. Kemp
                                    -------------------------------------------
                                    Robert L. Kemp

                                   CGM TRUST
                               POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert L. Kemp, with full powers of substitution, as his true and lawful attorney-in-fact and agent, with full power and authority of substitution and re-substitution, to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable CGM Trust (the "Trust") to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of (i) the Registration Statement on Form N-14 of the Trust that is proposed to be filed in connection with the contemplated reorganization of CGM Capital Development Fund into CGM Focus Fund, a series of the Trust, and (ii) any and all amendments (including post-effective amendments) to such Registration Statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee of the Trust such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of February, 2008.

                                    /s/  G. Kenneth Heebner
                                    -------------------------------------------
                                    G. Kenneth Heebner